UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 5, 2026
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1825 South Grant Street, Suite 850
San Mateo,	CA	94402
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of William Franklin as Chief Financial Officer and Principal Financial Officer

On September 5, 2026, the Board of Directors (the “Board”) of Oportun Financial Corporation (the “Company”) appointed William Franklin as Chief Financial Officer and principal financial officer of the Company, effective as of September 8, 2026 (the “Effective Date”), subject to Mr. Franklin's commencement of employment and satisfaction of the conditions set forth in the Offer Letter (as defined below).

Mr. Franklin, 48, most recently served as Senior Vice President, Chief Financial Officer of Consumer Banking at Discover Financial Services (“Discover”). Discover was acquired by Capital One in May 2025. Mr. Franklin was Chief Financial Officer of Consumer Banking from July 2021 to June 2025. In this role, Mr. Franklin led financial planning and analysis across multiple business units including Discover’s credit card, personal loan, student loan, home loan, and deposit businesses. During his tenure at Discover, which began in 2008, Mr. Franklin held other leadership roles as Chief Financial Officer of Payment Services, Assistant Treasurer and Head of Investor Relations. He received an M.B.A. from the University of Virginia Darden School of Business and a B.S. in Finance from Miami University.

Joseph Schueller will continue to serve as the Company's Senior Vice President, Finance - Controller and principal accounting officer and will no longer serve as the Company’s principal financial officer as of the Effective Date.

Franklin Offer Letter

The Company has entered into an offer of employment with Mr. Franklin dated August 31, 2026 (the "Offer Letter"). Under the Offer Letter, Mr. Franklin will be paid an annual base salary of $500,000 and will be eligible to participate in the Company's annual incentive program, with a target bonus opportunity for 2026 equal to 75% of his base salary, with any annual bonus determined by the Board or the Compensation and Leadership Committee of the Board (the “Committee”) in their sole discretion. However, his annual bonus for the Company’s 2026 fiscal year, if earned, will be prorated based the number of days he is employed during the 2026 fiscal year.

Mr. Franklin also will be eligible to receive a $200,000 signing bonus, which will vest and be earned on the six-month anniversary of the Effective Date, if Mr. Franklin continues employment through that date or upon a Qualifying Termination before such date (as defined in the Severance Policy (as defined below)).

In addition, subject to approval by the Committee, as an inducement material to him entering into employment with the Company, Mr. Franklin will be granted a long-term new hire equity award (the “New Hire Award”), comprised of: 276,626 restricted stock units ("RSUs"). Seventy-five percent of the New Hire Award will vest over three years, with one-third of that portion vesting on the first anniversary of the grant date and the remaining two-thirds vesting in eight substantially equal quarterly installments thereafter; the remaining 25% of the New Hire Award will vest on the third anniversary of the grant date. The New Hire Award is expected to be granted in December 2026 in accordance with the Company’s normal grant cycle. The New Hire Award will be granted in accordance with Nasdaq Listing Rule 5635(c)(4) pursuant to the Oportun Financial Corporation Amended and Restated 2021 Inducement Equity Incentive Plan (the "Inducement Plan"), subject to Mr. Franklin's continued employment and the terms of the applicable award agreement and the Inducement Plan.

The Offer Letter provides that Mr. Franklin will be eligible to participate in the Company's Amended and Restated Executive Severance and Change in Control Policy (the "Severance Policy") at the Tier I level. The Severance Policy was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 25, 2026. Mr. Franklin will also enter into the Company's standard form of indemnity agreement, a copy of which has been filed as Exhibit 10.1 to the Form 10-K.

There are no other arrangements or understandings between Mr. Franklin and any other persons pursuant to which he was appointed as Chief Financial Officer and principal financial officer of the Company. There are no family relationships between Mr. Franklin and any director or executive officer of the Company, and Mr. Franklin does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter is not intended to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On September 8, 2026, the Company issued a press release announcing Mr. Franklin's appointment as Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
10.1*†	Offer Letter with William Franklin, dated August 31, 2026
99.1	Press Release dated September 8, 2026
104	Cover Page Interactive Data File embedded within the Inline XBRL document
* Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K by means of marking such portions with asterisks because the registrant has determined that the information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
† Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	September 11, 2026	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Corporate Secretary